UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2013

Rowan Companies plc

(Exact name of registrant as specified in its charter)

England and Wales (State or Other Jurisdiction of Incorporation or Organization)	1-5491 (Commission File Number)	98-1023315 (I.R.S. Employer Identification Number)
Rowan Companies plc 2800 Post Oak Boulevard Suite 5450 Houston, Texas (Address of Principal Executive Offices)		77056-6189 (Zip Code)

Registrant’s telephone number, including area code: (713) 621-7800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(e) At the 2013 annual general meeting of shareholders (the “2013 Annual Meeting”) of Rowan Companies plc (the “Company”) held on April 26, 2013, the Company’s shareholders approved the 2013 Rowan Companies plc Incentive Plan (the “2013 Plan”), which 2013 Plan the Company’s Compensation Committee and Board of Directors originally adopted and approved effective March 6, 2013, subject to shareholder approval. A description of the 2013 Plan is set forth in the Company’s definitive Proxy Statement filed with the Securities and Exchange Commission on March 13, 2013 (the “2013 Proxy Statement”). The description of the 2013 Plan is qualified in its entirety by reference to the full text of the 2013 Plan, which was included as Annex A to the 2013 Proxy Statement and is filed as Exhibit 10.1 to this Current Report on Form 8-K.

In conjunction with the approval of the 2013 Plan, the Board of Directors has adopted and approved certain award agreements, pursuant to which restricted share units, share appreciation rights, performance units, and non-employee director restricted share units may be issued under the 2013 Plan. Copies of the form of award agreements are filed as Exhibits 10.2, 10.3, 10.4, and 10.5 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The final results of voting on each of the matters submitted to a vote of shareholders during the 2013 Annual Meeting held on April 26, 2013 are shown below. As of the record date, March 4, 2013, there were 124,226,687 Class A Ordinary Shares (“Shares”) outstanding and entitled to vote at the meeting. The holders of a total of 91,547,561 Shares were present in person or by proxy at the 2013 Annual Meeting.

Proposal 1 - Elect William T. Fox III as a Class I Director for a term to expire at the annual general meeting of shareholders to be held in 2014:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
81,500,421	2,533,197	846,975	6,666,968

William T. Fox III was elected for a term to expire at the annual general meeting of shareholders to be held in 2014.

Proposal 2 - Elect Sir Graham Hearne as a Class I Director for a term to expire at the annual general meeting of shareholders to be held in 2014:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
83,193,168	870,700	816,725	6,666,968

Sir Graham Hearne was elected for a term to expire at the annual general meeting of shareholders to be held in 2014.

Proposal 3 - Elect H. E. Lentz as a Class I Director for a term to expire at the annual general meeting of shareholders to be held in 2014:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
81,547,828	2,516,232	816,533	6,666,968

H. E. Lentz was elected for a term to expire at the annual general meeting of shareholders to be held in 2014.

Proposal 4 - Ratify the Audit Committee’s appointment of Deloitte & Touche LLP as the Company’s U.S. independent registered public accounting firm for 2013:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
87,358,951	4,144,167	44,443	N/A

The appointment of Deloitte & Touche LLP was ratified.

Proposal 5 - Re-appoint Deloitte LLP as the Company’s U.K. statutory auditors under the U.K. Companies Act 2006:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
87,373,937	4,127,072	46,552	N/A

The appointment of Deloitte & Touche UK LLP was ratified.

Proposal 6 - Authorize the Company’s Audit Committee to determine the Company’s U.K. statutory auditors’ remuneration:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
86,766,892	4,715,370	65,299	N/A

The authorization of the Company’s Audit Committee to determine the Company’s U.K. statutory auditors’ remuneration was ratified.

Proposal 7 - Approve the 2013 Rowan Companies plc Incentive Plan:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
81,550,439	2,512,043	818,111	6,666,968

The 2013 Rowan Companies plc Incentive Plan was approved.

Proposal 8 - Approve, by non-binding vote, the Company’s U.K. statutory Directors’ Remuneration Report for the year ended December 31, 2012:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
82,213,332	1,819,375	847,886	6,666,968

On an advisory basis, the Company’s U.K. statutory Directors’ Remuneration Report for the year ended December 31, 2012 was approved.

Proposal 9 - Approve, by non-binding vote, the Company’s executive compensation:

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
80,698,586	1,923,367	2,258,640	6,666,968

On an advisory basis, the Company’s executive compensation as set forth in the 2013 Proxy Statement was approved.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

10.1	2013 Rowan Companies plc Incentive Plan (incorporated by reference to Annex A to the Company’s definitive Proxy Statement filed on March 13, 2013 (File No. 1-05491)).

10.2*	Form of Employee Restricted Share Unit Notice pursuant to the 2013 Rowan Companies plc Incentive Plan.

10.3*	Form of Share Appreciation Right Notice pursuant to the 2013 Rowan Companies plc Incentive Plan.

10.4*	Form of Performance Unit Award Notice pursuant to the 2013 Rowan Companies plc Incentive Plan.

10.5*	Form of Non-Employee Director Restricted Share Unit Notice pursuant to the 2013 Rowan Companies plc Incentive Plan.

_____________

*Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 30, 2013	ROWAN COMPANIES plc

	By:	/s/ J. Kevin Bartol
J. Kevin Bartol
Executive Vice President, CFO
& Treasurer
(Principal Financial Officer)

Index to Exhibits

Exhibit Number	Description

10.1	2013 Rowan Companies plc Incentive Plan (incorporated by reference to Annex A to the Company’s definitive Proxy Statement filed on March 13, 2013 (File No. 1-05491)).

10.2*	Form of Employee Restricted Share Unit Notice pursuant to the 2013 Rowan Companies plc Incentive Plan.

10.3*	Form of Share Appreciation Right Notice pursuant to the 2013 Rowan Companies plc Incentive Plan.

10.4*	Form of Performance Unit Award Notice pursuant to the 2013 Rowan Companies plc Incentive Plan.

10.5*	Form of Non-Employee Director Restricted Share Unit Notice pursuant to the 2013 Rowan Companies plc Incentive Plan.

_____________

*Filed herewith.